56 93 138 66 109 161 75 123 180 115 148 197 161 180 212 194 205 225 Business Review August 2016 Exhibit 99.1

56 93 138 66 109 161 75 123 180 115 148 197 161 180 212 194 205 225 1 Safe Harbor Statement Certain forward-looking information contained herein is being provided in accordance with the provisions of the Private Securities Litigation Reform Act of 1995. We have made reasonable efforts to ensure that the information, assumptions and beliefs upon which this forward-looking information is based are current, reasonable and complete. Such forward-looking statements involve estimates, assumptions, judgments and uncertainties. There are known and unknown factors that could cause actual results or outcomes to differ materially from those addressed in the forward-looking information. Such known factors are detailed in the Company's Annual Report on Form 10-K and in the Company's Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission, and in other reports filed by the Company with the Securities and Exchange Commission from time to time. Accordingly, there can be no assurance that the forward- looking information contained herein will occur or that objectives will be achieved. We assume no obligation to publicly update or revise any forward-looking statements made today or any other forward-looking statements made by the Company, whether as a result of new information, future events or otherwise.

56 93 138 66 109 161 75 123 180 115 148 197 161 180 212 194 205 225 2 Non-GAAP Financial Measures (Unaudited) The Company uses supplemental non-GAAP financial measures which are derived from the consolidated financial information including adjusted net income; adjusted net income per share, earnings before interest and taxes (“EBIT”); adjusted EBIT; and adjusted earnings before interest, taxes, depreciation and amortization (“adjusted EBITDA”) to supplement financial information presented on a GAAP basis. Adjusted net income and adjusted earnings per share, each as defined by the Company, exclude the following items from net income: acquisition costs associated with business combinations, non-routine legal costs and professional fees for acquired business integration and changing our fiscal year end, losses on the revaluation of contingent consideration, non-capitalized ERP implementation costs, losses on our investment in Venezuela, certain other non-routine items and the related income tax impacts. EBIT, as defined by the Company, excludes discontinued operations, income tax expense, interest charges and items of other (income) expense and therefore is equal to operating income reported in accordance with GAAP. Adjusted EBIT further excludes the following items: acquisition costs associated with business combinations, non- routine legal costs and professional fees for acquired business integration and changing our fiscal year end, losses on the revaluation of contingent consideration, non-capitalized ERP implementation costs and certain other non-routine items. Adjusted EBITDA further excludes from adjusted EBIT depreciation, amortization and non-cash share based compensation costs. Management believes that excluding certain items from GAAP results allows management to better understand the consolidated financial performance from period to period and to better identify operating trends that may not otherwise be apparent. Moreover, the Company believes these non-GAAP financial measures will provide its stakeholders with useful information to help them evaluate operating performance. However, there are limitations to the use of the non-GAAP financial measures represented in this presentation. The Company’s non-GAAP financial measures may not be comparable to similarly titled measures of other companies who may calculate non-GAAP financial measures differently than TEAM does, limiting the usefulness of those measures for comparative purposes. The non-GAAP financial measures are not meant to be considered as indicators of performance in isolation from or as a substitute for net income as a measure of operating performance or to cash flows from operating activities as a measure of liquidity, prepared in accordance with GAAP, and should be read only in conjunction with financial information presented on a GAAP basis. Refer to previously filed Quarterly Earnings Release filings on Form 8-K for additional information on the Non-GAAP financial measures.

56 93 138 66 109 161 75 123 180 115 148 197 161 180 212 194 205 225 • Leading provider of specialty industrial services related to maintenance and installation of pressurized piping systems and processes and inspection – focused primarily on the energy industry • Recurring revenue business model – services are primarily oriented towards the maintenance and monitoring of existing facilities, but also support new facilities and facility expansions • Services are critical and essential to clients and are driven by ongoing operational and safety requirements • Organized in three complementary and synergistic business units: — TeamQualspec, delivering NDT Inspection and Heat Treating — TeamFurmanite, delivering Mechanical Services — Quest Integrity Group (QIG) • Principal services are North American centric; significant upside exists in foreign markets— especially with the recent acquisition of Furmanite 3 TEAM’s Business and Service Offering Overview Overview of TEAM • Premier NDT Inspection and assessment services • Full range of traditional and advanced NDE methods • Pipeline integrity management • Leading Field Heat Treating Company in NAM • Proprietary In-line inspection tools • Advanced engineering and assessment • Pipeline Integrity Management (PIM) • Premier Mechanical Service Company • On stream Services • Turnaround/project services Team Qualspec Team Furmanite Quest Integrity Group (QIG) Business Units

56 93 138 66 109 161 75 123 180 115 148 197 161 180 212 194 205 225 4 Our Primary Competitive Attributes---Building the Premier Global Industrial Services Company  Industrial Services Market Leadership – This means Extending our market leadership in the fragmented mechanical services and inspection industries, and meeting client demands for more single source accountability, capability, capacity and priority resource allocations.  Standard Services to Customized, Fully Integrated Solutions – This means Providing a natural escalation path, from standard and specialty individual services to advanced, fully integrated solutions as/when client circumstances demand.  Highly Trained and Experienced Workforce – This means Deploying 8,000+ highly trained and qualified employees, often with local plant or asset-specific knowledge, to help clients index and support best practices.  Practical Technology-Enablement – This means Applying mechanical and inspection/NDT technology to improve and predict condition assessment, and to enable safe, compliant and cost effective maintenance and repairs.  Regional Resources and Responsiveness – This means Leveraging the availability of regional resources and equipment at over 220 locations in 22 countries, maximizing service responsiveness and reliability.

56 93 138 66 109 161 75 123 180 115 148 197 161 180 212 194 205 225 5 Furmanite Acquisition Summary • Team, Inc. acquired Furmanite in an all equity transaction. • Acquisition purchase price was $282MM (including debt), representing a 9x multiple of Furmanite 2015 EBITDA of $30MM. (includes $3 million from business to be sold). • Merger was stock-for-stock. o Furmanite shareholders received 0.215 shares of TEAM common stock for each share of Furmanite common stock. o Furmanite shareholders own approximately 27% of combined company. • Merger closed on February 29, 2016. 4

56 93 138 66 109 161 75 123 180 115 148 197 161 180 212 194 205 225 1999 2004 2004 2007 2008 2010 2011 2012 2013 2015 2016 2016 2016 Company EA Revenues $9 $15 $90 $58 $22 $22 $12 $22 $6 $170 $345 $9 $8 Rationale Add NDT inspection capability into core industrial service offering Expand field heat treating services portfolio Bolster under- performing non- destructive testing and field heat treating branches Increase Canadian penetration, becoming #2 Canadian inspection service provider Extend mechanical service presence to Europe Broaden service and product offering; deepen skilled labor pool; geographic expansion Extend mechanical service presence to Pacific Northwest Broaden domestic inspection and repair platform to storage tanks Access to industrial rope access services package Established TEAM as the premier US NDT inspection company Established TEAM as premier NA Mechanical Services company and expands our penetration in Europe and Asia Pacific Team’s first inspection operation outside of North America (Europe). Turbinate is a mechanical furnace and pipe cleaning business recognized as a service leader in the European market. 6 Significant Acquisitions Overview GA TCI Cooperheat MQSXRI Aitec ($ in millions)

56 93 138 66 109 161 75 123 180 115 148 197 161 180 212 194 205 225 7 TEAM Proforma Business Structure TEAM ($1,365) Mechanical Services ($605) Furmanite ($300) (acquired March 2016) Inspection & Heat Treating ($685) NDT=$562, HT=$123 QualSpec ($170) (acquired July 2015) Furmanite ($45) NDT & HT Quest ($75) (FYE 2015 Pro Forma Revenue in millions)

56 93 138 66 109 161 75 123 180 115 148 197 161 180 212 194 205 225 8 TEAM Historical and Pro Forma Revenue and EBITDA Highlights ($ in millions) 260 318 479 498 454 508 624 714 813 926 1365 $29 $41 $62 $60 $46 $63 $79 $79 $90 $96 $136 $0 $50 $100 $150 $200 $250 $300 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 Revenue Adj. EBITDA % Margin 11% 13% 13% 12% 10% 12% 13% 11% 11% 10% 10% 2006-2013 – Reporting year June 1st to May 31st 2014-2015 – Reporting year January 1st to December 31st • 20% Revenue CAGR since 2006 • 12% average annual Adj. EBITDA margin since 2006 • Major acquisitions of QualSpec (2015) and Furmanite (2016) add $500MM+ of Revenue

56 93 138 66 109 161 75 123 180 115 148 197 161 180 212 194 205 225 9 A Balanced Portfolio of Standard to Specialty Services 60% 30% 10% TEAM Furmanite Combined 47% 44% 9% Total 2015 (PF) Revenue: $1,020 $ in millions Total 2015 (PF) Revenue: $345 Total 2015 (PF) Revenue: $1,365 _____________________ Note: TEAM and Furmanite pro forma for acquisition of Qualspec and divestiture of discontinued operations, respectively. (1) Inspection & Assessment revenue consists of Inspection and QIG revenue. Inspection & Assessment (1) $615 MS $305 Inspection & Assessment $637 MS $605 6% 87% 7% Inspection & Assessment $22 MS $300 Revenue by Service Offering 7 Heat Treating (“HT”) $100 HT $23 HT $123

56 93 138 66 109 161 75 123 180 115 148 197 161 180 212 194 205 225 Team Furmanite Combined Employees 6,000 2,300 8,300 Locations 140 80 220 Countries 15 16 22 10 Geographic Scale, Scope and Customer Access North America (85%) – US (76%)/CA (9%) Europe (10%) Rest of World (5%) Combined Entity Snapshot Key Benefits • Better attract and retain skilled employees • Cross-sell services to existing customers • Creates more “large project” capabilities • Better access and service new customers • Enhances purchasing power among supplier base TEAM $931 Furmanite $224 TEAM $48 Furmanite $87 TEAM $41 Furmanite $34 $ in millions _____________________ Note: Represents 2015 Pro-Forma revenue Total 2015 (PF) Revenue: $1,155 Total 2015 (PF) Revenue: $135 Total 2015 (PF) Revenue: $75 8

56 93 138 66 109 161 75 123 180 115 148 197 161 180 212 194 205 225 11 U.S. Locations (Team, Furmanite & QualSpec) TEAM Branch Office TEAM Branch Office and Equipment Center TEAM Corporate Office QualSpec Resident Locations QualSpec Offices Quest Distribution Location Furmanite Location Furmanite Manufacturing Location

56 93 138 66 109 161 75 123 180 115 148 197 161 180 212 194 205 225 12 Blue-Chip Customer Base Refineries 45% Other 17% Pipeline 8% Power 8% Petro- Chemical 22% • Diverse customer base across several large industrial markets • Industry-leading, blue-chip customers • 7,000 active customers and minimal concentrations • Multi-year service agreements with major customers

56 93 138 66 109 161 75 123 180 115 148 197 161 180 212 194 205 225 13 An Attractive Growth Platform Breadth of Services New Capital Construction Pipeline Integrity Management LNG Boom and Cheap Feed Stocks Leading North America Market Position Areas of Growth • Opportunity to capitalize on procurement consolidation trends by customers who prefer larger, specialized service providers • Leading NAM market position; breadth of service lines and geographic reach provide opportunity to gain share in highly fragmented market • New construction starts, specifically in the Gulf coast, provide long-term opportunities • Existing and new pipeline construction create demand for our specialized integrity management programs • Cheap feed stock is driving max production capacities, which stresses equipment usage leading to more service opportunities

56 93 138 66 109 161 75 123 180 115 148 197 161 180 212 194 205 225 August 28, 2015 Questions 14

56 93 138 66 109 161 75 123 180 115 148 197 161 180 212 194 205 225 Investor Information 15 Stock Ticker NYSE: TISI Website: www.teaminc.com Headquarters Team Industrial Services 13131 Dairy Ashford #600 Sugar Land, Texas 77478 Team Contacts Ted Owen: President and CEO +1 281.388.5525 |ted.owen@teaminc.com Greg Boane: Executive Vice President and CFO +1 281.388.5541 |greg.boane@teaminc.com

56 93 138 66 109 161 75 123 180 115 148 197 161 180 212 194 205 225 Appendix 16

56 93 138 66 109 161 75 123 180 115 148 197 161 180 212 194 205 225 17 TEAM’s Business Integration Bet 8 Note: Based on unaudited pro forma consolidated results of operations as if the acquisition of Furmanite and Qualspec had occurred at the beginning of fiscal year 2015. These results are not necessarily indicative of the results which would actually have occurred if the acquisitions had taken place at the beginning of fiscal year 2015, nor are they necessarily indicative of future results. $ in millions Current FY 2015 Market Market 2018 Pro Forma Adjustment Growth Target Total Revenues 1,365 1,250 250 1,500 Adjusted EBITDA 136 105 50 155 10% 8% 20% 10% Merger Related Synergies 25 Performance Improvement 20 Targeted EBITDA 200 13%

56 93 138 66 109 161 75 123 180 115 148 197 161 180 212 194 205 225 18 Pro Forma Revenue 2015 Note: Based on unaudited pro forma consolidated results of operations as if the acquisition of Furmanite and Qualspec had occurred at the beginning of fiscal year 2015. These results are not necessarily indicative of the results which would actually have occurred if the acquisitions had taken place at the beginning of fiscal year 2015, nor are they necessarily indicative of future results. REVENUE SUMMARY Three Months Ending Mar. 31, Jun. 30, Sep. 30 and Dec. 31, 2015 (Unaudited) ($ in millions) PFORMA Revenues (Incl. QSpec and FRM) Q1 '15 Q2 '15 Q3 '15 Q4 '15 TOTAL FY '15 Team QualSpec 152 174 157 155 638 Team Furmanite 154 173 155 171 653 Quest Integrity 16 24 16 18 74 Total TEAM Consolidated 322 371 328 344 1,365

56 93 138 66 109 161 75 123 180 115 148 197 161 180 212 194 205 225 19 Pro Forma Revenue Summary Q216 vs. Q215 Note: Based on unaudited pro forma consolidated results of operations as if the acquisition of Furmanite and Qualspec had occurred at the beginning of fiscal year 2015. These results are not necessarily indicative of the results which would actually have occurred if the acquisitions had taken place at the beginning of fiscal year 2015, nor are they necessarily indicative of future results. REVENUE SUMMARY Three Months Ending June 30, 2016 and 2015 (Unaudited) ($ in millions) Q2 '16 Q2 '15 $ Change % Change TEAM Consolidated Team Consolidated Pro Forma 336 371 (34) (9%) Less: Heat Treating Services 17 28 (11) (39%) Less: Quest Integrity 20 24 (4) (17%) Plus: Fort McMurray Fire Impact 5 - 5 Adjusted Pro Forma Revenues 304 319 (14) (4%) TEAM QualSpec Team QualSpec Pro Forma 156 174 (18) (10%) Less: Heat Treating Services 17 28 (11) (39%) Plus: Fort McMurray Fire Impact 2 - 2 Adjusted Pro Forma Revenues 141 146 (5) (3%) TEAM Furmanite Team Furmanite Pro Forma 160 173 (13) (8%) Plus: Fort McMurray Fire Impact 3 - 3 Adjusted Pro Forma Revenues 163 173 (10) (6%) Quest Integrity 20 24 (4) (17%)

56 93 138 66 109 161 75 123 180 115 148 197 161 180 212 194 205 225 20 Merger Cost Synergies Achievement to Date (June 30, 2016) Annualized Savings (Millions) Operations 8.43$ Executive Level 2.83$ Corporate Functions 1.35$ Headcount Savings Total 12.61$ Public Company Costs 2.01$ Business Insurance Renewal 4.00$ Total 18.63$ Note: This schedule represents the merger cost synergies achieved to date on an annual run-rate basis.